                                                                       EXHIBIT 1



                            REPUBLIC BANCSHARES, INC.

                       2,000,000 shares of Common Stock (1)



                             UNDERWRITING AGREEMENT




                                 ________, 1998



William R. Hough & Co.
100 Second Avenue South
Suite 800
St. Petersburg, Florida 33701

Ryan, Beck & Co., Inc.
80 Main Street
West Orange, New Jersey 07052

Ladies and Gentlemen:

      Republic Bancshares, Inc., a Florida corporation (the "Company"), hereby confirms its agreement (the "Agreement") with William R. Hough & Co. and Ryan Beck & Co., Inc. (the "Underwriters"), with respect to the issue and sale by the Company and the purchase by the Underwriters, acting severally and not jointly, in such amounts as are set forth in Schedule A hereto opposite the name of such Underwriter, of 2,000,000 shares (the "Initial Securities") of common stock, par value $2.00 per share (the "Common Stock") of the Company. The Company also proposes to issue and sell to the Underwriters, at the Underwriters' option, up to an additional 300,000 shares of Common Stock (the "Option Securities") as set forth herein. The term "Common Securities" as used herein, unless indicated otherwise, shall mean the Initial Securities and the Option Securities.

------------------

(1) Plus an option to acquire up to 300,000 additional shares of Common Stock from the Company, to cover over-allotments.

      The initial public offering price for the Common Securities, the purchase price to be paid by the Underwriters for the Common Securities and the commission per Common Security to be paid by the Company to the Underwriters shall be agreed upon by the Company and the Underwriters, and such agreement shall be set forth in a separate written instrument substantially in the form of Exhibit A hereto (the "Price Determination Agreement"). The Price Determination Agreement may take the form of an exchange of any standard form of written telecommunication between the Company and the Underwriters and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the Common Securities will be governed by this Agreement as supplemented by the Price Determination Agreement. From and after the date of the execution and delivery of the Price Determination Agreement this Agreement shall be deemed to incorporate, and all references herein to "this Agreement" shall be deemed to include, the Price Determination Agreement.

      The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-2 (File No. 333-_____) covering the registration of the Common Securities, under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectus or prospectuses, and, if such registration statement has not become effective, the Company will prepare and file, prior to the effective date of such registration statement, an amendment to such registration statement, including a final prospectus. Each prospectus used before the time such registration statement becomes effective is herein called a "preliminary prospectus." Such registration statement, including the exhibits thereto and the documents incorporated by reference therein pursuant to Item 12 of Form S-2 under the 1933 Act, at the time it becomes effective, is herein called the "Registration Statement," and the prospectus, including the documents incorporated by reference therein pursuant to Item 12 of Form S-2 under the 1933 Act, included in the Registration Statement at the time it becomes effective is herein called the "Prospectus," except that if any revised prospectus provided to the Underwriters by the Company for use in connection with the offering of the Common Securities differs from the prospectus included in the Registration Statement at the time it becomes effective (whether or not such prospectus is required to be filed pursuant to Rule 424(b)), the term "Prospectus" shall refer to such revised prospectus from and after the time it is first furnished to the Underwriters for such use.

      The Underwriters may assemble and manage a selling group of broker-dealers that are members of the National Association of Securities Dealers, Inc. ("NASD") to participate in the solicitation of purchase orders for the Common Securities under a selected dealer agreement, the form of which is set forth as Exhibit B to this Agreement.

      The Company hereby confirms its engagement of Ryan, Beck & Co., Inc. as, and Ryan, Beck & Co., Inc. hereby confirms its agreement with the Company to render services as, "qualified independent underwriter" within the meaning of
Section 2720 of the Conduct Rules of the National Association of Securities Dealers, Inc. with respect to the offering and sale of the Common Securities. Ryan, Beck & Co., Inc., solely in its capacity as qualified independent underwriter and not otherwise, is referred to herein as the "Independent Underwriter."

          Section 1.  Representations and Warranties of the Company.

          (a) The Company represents and warrants to and agrees with the Underwriters that:

               (i) The Company meets the requirements for use of Form S-2 under the 1933 Act and when the Registration Statement on such form shall become effective and at all times subsequent thereto up to the Closing Time referred to below and with respect to Option Securities, up to the Date of Delivery referred to below, (A) the Registration Statement and any amendments and supplements thereto will comply in all material respects with the requirements of the 1933 Act and the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"); (B) neither the Registration Statement nor any amendment or supplement thereto will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (C) neither the Prospectus nor any amendment or supplement thereto will include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that this representation and warranty does not apply to statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriters expressly for use in the Registration Statement or the Prospectus. The statements contained under the caption "Underwriting" in the Prospectus constitute the only information furnished to the Company in writing by the Underwriters expressly for use in the Registration Statement or the Prospectus.

               (ii) The documents incorporated by reference in the Prospectus pursuant to Item 12 of Form S-2 under the 1933 Act, at the time they were filed with the Commission. complied in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the rules and regulations of the Commission thereunder (the "1934 Act Regulations") and, when read together and with the other information in the Prospectus, at the time the Registration Statement becomes effective and at all times subsequent thereto up to the Closing Time, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, in each case after excluding any statement that does not constitute a part of the Registration Statement or the Prospectus pursuant to Rule 412 of the 1933 Act Regulations.

               (iii) Arthur Andersen LLP, who are reporting upon the audited financial statements included or incorporated by reference in the Registration Statement, are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

               (iv) This Agreement has been duly authorized, executed and delivered by the Company and, when duly executed by the Underwriters, will constitute the valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, or reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

               (v) The consolidated financial statements, audited and unaudited (including the notes thereto), included or incorporated by reference in the Registration Statement present fairly the consolidated financial position of the Company and its subsidiaries as of the dates indicated and the consolidated results of operations and cash flows of the Company and its subsidiaries for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved except as otherwise stated therein. The financial statement schedules, if any, included in the Registration Statement present fairly the information required to be stated therein. The selected financial, pro forma and statistical data included in the Prospectus are accurate in all material respects and present fairly the information shown therein and have been compiled on a basis consistent with that of the audited and unaudited consolidated financial statements included or incorporated by reference in the Registration Statement.

               (vi) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida with corporate power and authority under such laws to own, lease and operate its properties and conduct its business as described in the Prospectus. Each subsidiary of the Company is an entity duly organized, validly existing and in good standing under the laws of its respective jurisdiction of organization with corporate power and authority under such laws to own, lease and operate its properties and conduct its business. The Company and each of its subsidiaries is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs, assets or business prospects of the Company and its subsidiaries, considered as one enterprise. For purposes of this Agreement, the terms "subsidiary" and "subsidiaries" include Republic Bank (the "Bank'), RBI Capital Trust I (the "Trust"), and Republic SPC1 Corp.

               (vii) The Company is duly registered under the Bank Holding Company Act of 1956, as amended; each subsidiary of the Company that conducts business as a bank is duly authorized to conduct such business in each jurisdiction in which such business is currently conducted; and the deposit accounts of the Bank are insured by either the Savings Association Insurance Fund or the Bank Insurance Fund of the Federal Deposit Insurance Corporation ("FDIC"), up to the maximum allowable limits thereof. The Company has all such power, authority, authorization, approvals and orders as may be required to enter into this Agreement, to carry out the provisions and conditions hereof and to issue and sell the Common Securities.

               (viii) The Bank is a Florida commercial bank duly organized, validly existing and in good standing under the laws of the State of Florida with corporate power and authority under such laws to own, lease and operate its properties and conduct its business; the Bank is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs, assets or business prospects of the Company and its subsidiaries, considered as one enterprise. All of the outstanding shares of capital stock of the Bank have been duly authorized and validly issued and are fully paid and non-assessable and are owned by the Company directly, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind. All of the outstanding shares of capital stock of the Company's subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable and are owned by either the Company or the Bank directly, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind, except that the 9.10% Cumulative Trust Preferred Securities issued by the Trust (the "Trust Preferred Securities") are not owned by the Company or the Bank.

               (ix) Except for the Bank, the Company does not have any "significant subsidiaries" as defined in Rule 1-02 of Regulation S-X under the 1933 Act.

               (x) The Company had at the date indicated a duly authorized and outstanding capitalization as set forth in the Prospectus under the caption "Capitalization."

               (xi) The Common Securities to be issued and sold by the Company to the Underwriters has been duly authorized and, when issued, delivered and paid for pursuant to this Agreement, will be validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Prospectus and the Registration Statement. The delivery of certificates for the Common Securities to be issued and sold by the Company hereunder and payment therefor pursuant to the terms of this Agreement will pass valid title to such Common Securities to the Underwriters, free and clear of any lien, claim, encumbrance or defect in title. The issuance of such Common Securities is not subject to preemptive or other similar rights.

               The issuance by the Company of the Common Securities, the compliance by the Company with all of the provisions of this Agreement, the execution, delivery and performance by the Company of this Agreement, and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, loan agreement, mortgage, deed of Company or other material agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Articles of Incorporation or by-laws of the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, any of its subsidiaries or any of their respective properties; and no consent, approval, authorization, order, license, certificate, permit, registration or qualification of or with any such court or other governmental agency or body is required for the issue of the Common Securities or the consummation by the Company of the other transactions contemplated by this Agreement, except for such consents, approvals, authorizations, licenses, certificates, permits, registrations or qualifications as have already been obtained, or as may be required under the 1933 Act or the 1933 Act Regulations, 1934 Act or 1934 Act Regulations, or state securities laws.

               (xii) The Company is not, and after giving effect to the offering and sale of the Common Securities will not be, an "investment company," or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

               (xiii) All of the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable, and none of the outstanding shares of capital stock was issued in violation of the preemptive rights of any stockholder of the Company.

               (xiv) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, there has not been (A) any material adverse change in the condition (financial or otherwise), earnings, business affairs, assets or business prospects of the Company and its subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, (B) any transaction entered into by the Company or any subsidiary, other than in the ordinary course of business, that is material to the Company and its subsidiaries, considered as one enterprise, or (C) any dividend or distribution of any kind declared, paid or made by the Company on its capital stock. Neither the Company, the Bank, nor any other subsidiary has any material liability of any nature, contingent or otherwise, except as set forth in the Prospectus.

               (xv) Neither the Company, the Bank nor any other subsidiary is in violation of any provision of its articles of incorporation, charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which it is a party or by which it may be bound or to which any of its properties may be subject, except for such defaults that would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs, assets or business prospects of the Company and its subsidiaries, considered as one enterprise.

               (xvi) Except as disclosed in the Prospectus, there is no action, suit or proceeding before or by any government, governmental instrumentality or court, domestic or foreign, now pending or, to the knowledge of the Company, threatened against the Company, the Bank or any other subsidiary that is required to be disclosed in the Prospectus or that could reasonably be expected to result in any material adverse change in the condition (financial or otherwise), earnings, business affairs, assets or business prospects of the Company and its subsidiaries, considered as one enterprise, or that could reasonably be expected to materially and adversely affect the properties or assets of the Company and its subsidiaries, considered as one enterprise, or that could reasonably be expected to materially and adversely affect the consummation of the transactions contemplated in this Agreement; all pending legal or governmental proceedings to which the Company, the Bank or any other subsidiary is a party that are not described in the Prospectus, including ordinary routine litigation incidental to its business, if decided in a manner adverse to the Company, would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise.

               (xvii) There are no material contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described and filed as required.

               (xviii) The Company and its subsidiaries, including the Bank, each has good and marketable title to all properties and assets described in the Prospectus as owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such as (A) are described in the Prospectus or (B) are neither material in amount nor materially significant in relation to the business of the Company and its subsidiaries, considered as one enterprise; all of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company, the Bank or any other subsidiary holds properties described in the Prospectus, are in full force and effect, and neither the Company, the Bank nor any other subsidiary has any notice of any material claim that has been asserted by anyone adverse to the rights of the Company, the Bank or any other subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of such corporation to the continued possession of the leased or subleased premises under any such lease or sublease.

               (xix) Each of the Company and its subsidiaries, including the Bank, owns, possesses or has obtained all material governmental licenses, permits, certificates, consents, orders, approvals and other authorizations necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as presently conducted, and neither the Company, the Bank nor any other subsidiary has received any notice of any restriction upon, or any notice of proceedings relating to revocation or modification of, any such licenses, permits, certificates, consents, orders, approvals or authorizations.

               (xx) No labor problem exists with the employees of the Company or with employees of the Bank or any other subsidiary or to the best knowledge of the Company, is imminent that could materially adversely affect the Company and its subsidiaries, considered as one enterprise, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its, the Bank's or any other subsidiary's principal suppliers, contractors or customers that could reasonably be expected to materially adversely affect the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise.

               (xxi) Except as disclosed in the Prospectus, there are no persons with registration or other similar rights to have any securities of the Company (i) registered pursuant to the Registration Statement or (ii) otherwise registered by the Company under the 1933 Act.

               (xxii) Except as disclosed in the Prospectus, the Company and its subsidiaries, including the Bank, own or possess all patents, patent rights, licenses, inventions. copyrights, know-how (including trade secrets or other unpatented and/or unpatentable proprietary or confidential information systems or procedures), trademarks, servicemarks and tradenames (collectively " patent and proprietary right") currently employed by them in connection with the business now operated by them except where the failure to so own, possess or acquire such patent and proprietary rights would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs, assets or business prospects of the Company and its subsidiaries considered as one enterprise, and neither the Company, the Bank nor any other subsidiary has received any notice nor is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any patent or proprietary rights, and which infringement or conflict (if the subject of any unfavorable decision, rule and refinement, singly or in the aggregate) could reasonably be expected to result in any material adverse change in the condition (financial or otherwise), earnings, business affairs, assets or business prospects of the Company and its subsidiaries, considered as one enterprise.

               (xxiii) The Company and each subsidiary of the Company have filed all Federal, state and local income, franchise or other tax returns required to be filed and have made timely payments of all taxes due and payable in respect of such returns and no material deficiency has been asserted with respect thereto by any taxing authority.

               (xxiv) The Company has filed with the NASD all documents and notices required by the NASD of companies that have issued securities that are traded in the over-the-counter market and quotations for which are reported by the National Market of The Nasdaq Stock Market, Inc. (the "Nasdaq Stock Market").

               (xxv) Neither the Company, nor any subsidiary has taken or will take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation, under the Exchange Act or otherwise, of the price of the Common Securities.

               (xxvi) Neither the Company, the Bank nor any other subsidiary is or has been (by virtue of any action, omission to act, contract to which it is a party or by which it is bound, or any occurrence or state of facts whatsoever) in violation of any applicable Federal, state, municipal, or local statutes, laws, ordinances, rules, regulations and/or orders issued pursuant to foreign, federal, state, municipal, or local statutes, laws, ordinances, rules, or regulations (including those relating to any aspect of banking, bank holding companies, environmental protection, occupational safety and health, and equal employment practices) heretofore or currently in effect, except such violation that has been fully cured or satisfied without recourse or that is not reasonably likely to have a material adverse effect on the condition (financial or otherwise), earnings, business affairs, assets or business prospects of the Company and its subsidiaries considered as one enterprise.

               (xxvii) Neither the Company, the Bank nor any other subsidiary has any agreement or understanding with any entity concerning the future acquisition by the Company or the Bank of a controlling interest in any entity that is required by the 1933 Act or the 1933 Act Regulations to be disclosed by the Company that is not disclosed in the Prospectus; neither the Company, the Bank nor any other subsidiary has any agreement or understanding with any entity concerning the future acquisition of a controlling interest in the Company, the Bank or any other subsidiary by any entity that is required by the 1933 Act or the 1933 Act Regulations to be disclosed by the Company that is not disclosed in the Prospectus.

               (xxviii) The Trust has been duly created and is validly existing as a statutory business trust in good standing under the General Corporation Law of the State of Delaware with the power and authority to own, lease and operate its properties and conduct its business, and has so conducted its business, as described in the Prospectus; all of the outstanding Trust Preferred Securities have been duly authorized and validly issued and are fully paid and non-assessable, and none of the outstanding Trust Preferred Securities was issued in violation of the preemptive rights of any stockholder of the Company; all of the outstanding common securities representing undivided beneficial interests in the assets of the Trust have been duly authorized and validly issued and are fully paid and non-assessable and are owned by the Company, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind.

               (xxix) The separate Purchase and Sale Agreements (the "NationsBank Branch Agreements"), dated as of December 15, 1997, by and between the Company and NationsBank Corporation ("NationsBank") were duly authorized, executed and delivered by the Company and constitute valid, legal and binding obligations of the Company enforceable in accordance with their terms, except as enforcement may be limited by bankruptcy, insolvency or other laws relating to or affecting enforcement of creditors' rights generally or by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law). The Company had full corporate power and authority to enter into the NationsBank Branch Agreements. The execution, delivery and performance of the NationsBank Branch Agreements and the consummation of the transactions contemplated thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, loan agreement, mortgage, deed of the Company or any of its subsidiaries or other material agreement or instrument to which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in the violation of the provisions of the articles of incorporation or by-laws of the Company or any of its subsidiaries or any indenture or agreement of any subsidiary or any statute or any order or decree of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries; and no consent, approval, authorization or order of, or any filing with, any court or governmental agency or body is required for the execution, delivery and performance of the NationsBank Branch Agreements and the transactions contemplated thereby, except such as may be required under the 1933 Act or state securities laws or regulatory approvals contemplated by the NationsBank Branch Agreements. The Company is not in breach or default of any of the terms and provisions of the NationsBank Branch Agreements and, to the knowledge of the Company, NationsBank is not in breach or default of any of the terms and provision of the NationsBank Branch Agreements. To the knowledge of the Company, each of the representations and warranties of NationsBank contained in the NationsBank Branch Agreements is true and correct in all material respects.

               (xxx) The Agreement and Plan of Merger (the "Bank Acquisition Agreement") dated as of March 2, 1998, by and between the Company and Bankers Savings Bank, F.S.B. ("Acquired Bank") was duly authorized, executed and delivered by the Company and constitutes a valid, legal and binding obligation of the Company enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or other laws relating to or affecting enforcement of creditors' rights generally or by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law). The Company had full corporate power and authority to enter into the Bank Acquisition Agreement. The execution, delivery and performance of the Bank Acquisition Agreement and the consummation of the transactions contemplated thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, loan agreement, mortgage, deed of the Company or any of is subsidiaries or other material agreement or instrument to which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in the violation of the provisions of the articles of incorporation or by-laws of the Company or any of its subsidiaries or any indenture or agreement of any subsidiary or any statute or any order or decree of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries; and no consent, approval, authorization or order of, or any filing with, any court or governmental agency or body is required for the execution, delivery and performance of the Bank Acquisition Agreement and the transactions contemplated thereby, except such as may be required under the 1933 Act or state securities laws or regulatory approvals contemplated by the Bank Acquisition Agreement. The Company is not in breach or default of any of the terms and provisions of the Bank Acquisition Agreement and, to the knowledge of the Company, Acquired Bank is not in breach or default of any of the terms and provision of the Bank Acquisition Agreement. To the knowledge of the Company, each of the representations and warranties of Acquired Bank contained in the Bank Acquisition Agreement is true and correct in all material respects.

               (xxxi) The Purchase and Sale Agreement (the "Dime Branch Agreement"), dated as of March ____, 1998, by and between the Company and Dime Savings Bank, F.S.B. ("Dime") was duly authorized, executed and delivered by the Company and constitutes a valid, legal and binding obligation of the Company enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or other laws relating to or affecting enforcement of creditors' rights generally or by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law). The Company had full corporate power and authority to enter into the Dime Branch Agreement. The execution, delivery and performance of the Dime Branch Agreement and the consummation of the transactions contemplated thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, loan agreement, mortgage, deed of the Company or any of its subsidiaries or other material agreement or instrument to which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in the violation of the provisions of the articles of incorporation or by-laws of the Company or any of its subsidiaries or any indenture or agreement of any subsidiary or any statute or any order or decree of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries; and no consent, approval, authorization or order of, or any filing with, any court or governmental agency or body is required for the execution, delivery and performance of the Dime Branch Agreement and the transactions contemplated thereby, except such as may be required under the 1933 Act or state securities laws or regulatory approvals contemplated by the Dime Branch Agreement. The Company is not in breach or default of any of the terms and provisions of the Dime Branch Agreement and, to the knowledge of the Company, Dime is not in breach or default of any of the terms and provision of the Dime Branch Agreement. To the knowledge of the Company, each of the representations and warranties of Dime contained in the Dime Branch Agreement is true and correct in all material respects.

               For purposes of this Agreement, the NationsBank Branch Agreements and the Dime Branch Agreement are collectively referred to as the "Branch Agreements."

               (b) Any certificate signed by any authorized officer of the Company or the Bank and delivered to the Underwriters or to counsel for the Underwriters pursuant to this Agreement shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

          Section 2.  Sale and Delivery to the Underwriters, Closing.

          (a) On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters, and the Underwriters agree to purchase from the Company, 2,000,000 Initial Securities at the purchase price and terms set forth herein and in the Price Determination Agreement.

               In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters to purchase up to an additional 300,000 Common Securities in accordance with the terms set forth herein and in the Price Determination Agreement. The option hereby granted will expire at 5:00 p.m. on the 30th day after the date the Registration Statement is declared effective by the Commission (or at 5:00 p.m. on the next business day if such 30th day is not a business day) and may be exercised, on one occasion only, solely for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by you to the Company setting forth the number of Option Securities as to which the Underwriters are exercising the option and the time, date and place of payment and delivery for the Option Securities. Such time and date of delivery (the "Option Closing Date") shall be determined by the Underwriters but shall not be later than five full business days after the exercise of said option, nor in any event prior to Closing Time, as hereinafter defined, nor earlier than the second business day after the date on which the notice of the exercise of the option shall have been given.

          (b) Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Holland & Knight LLP, St. Petersburg, Florida, or at such other place as shall be agreed upon by the Company and the Underwriters, at 9:30 a.m. on the third full business day after the effective date of the Registration Statement, or at such other time not earlier than three nor more than ten full business days thereafter as you and the Company shall determine (such date and time of payment and delivery being herein called the "Closing Time"). In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned office of Holland & Knight LLP, or at such other place as shall be agreed upon by the Company and the Underwriters, on the Option Closing Date as specified in the notice from the Underwriters to the Company. Payment for the Initial Securities and the Option Securities, if any, shall be made to the Company by wire transfer of immediately available funds, against delivery to the Underwriters for the respective accounts of the Underwriters of Common Securities to be purchased by each.

          (c) The Initial Securities shall be issued in the form of one or more fully registered global securities (the "Global Securities") in book-entry form in such denominations and registered in the name of the nominee of The Depository Trust Company (the "DTC") or in such names as the Underwriters may request in writing at least one business day before the Closing Date or the Option Closing Date, as the case may be. The Global Securities representing the Initial Securities or the Option Securities to be purchased will be made available for examination by the Underwriters and counsel to the Underwriters not later than 10:00 A.M. on the business day prior to the Closing Time or the Option Closing Date, as the case may be.

          Section 3. Certain Covenants of the Company. The Company covenants with the Underwriters as follows:

          (a) The Company will use its best efforts to cause the Registration Statement to become effective and will notify the Underwriters immediately, and confirm the notice in writing, (i) when the Registration Statement, or any post-effective amendment to the Registration Statement, shall have become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request of the Commission to amend the Registration Statement or amend or supplement the Prospectus or for additional information and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Common Securities or capital stock, for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for any of such purposes. The Company will use every reasonable effort to prevent the issuance of any such stop order or of any order preventing or suspending such use and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment.

          (b) The Company will not at any time file or make any amendment to the Registration Statement, or any amendment or supplement if the Company has elected to rely upon Rule 430A, to the Prospectus (including documents incorporated by reference into such prospectus or to the Prospectus) of which the Underwriters shall not have previously been advised and have previously been furnished a copy, or to which the Underwriters or counsel for the Underwriters shall reasonably object.

          (c) The Company has furnished or will furnish to you as many signed and conformed copies of the Registration Statement as originally filed and of each amendment thereto, whether filed before or after the Registration Statement becomes effective, copies of all exhibits and documents filed therewith (including documents incorporated by reference into the Prospectus pursuant to Item 12 of Form S-2 under the 1933 Act) and signed copies of all consents and certificates of experts as you may reasonably request.

          (d) The Company will deliver or cause to be delivered to the Underwriters, without charge, from time to time until the effective date of the Registration Statement, as many copies of each preliminary prospectus as the Underwriters may reasonably request, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will deliver or cause to be delivered to the Underwriters, without charge, as soon as the Registration Statement shall have become effective (or, if the Company has elected to rely upon Rule 430A, as soon as practicable after the Price Determination Agreement has been executed and delivered) and thereafter from time to time as requested during the period when the Prospectus is required to be delivered under the 1933 Act, such number of copies of the Prospectus (as supplemented or amended) as the Underwriters may reasonably request.

          (e) The Company will comply to the best of its ability with the 1933 Act and the1933 Act Regulations, and the 1934 Act and the 1934 Act Regulations, so as to permit the completion of the distribution of the Common Securities as contemplated in this Agreement and in the Prospectus. If, at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Common Securities, any event shall occur or condition exist as a result of which it is necessary, in the reasonable opinion of counsel for the Underwriters or counsel for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the reasonable opinion of either such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such untrue statement or omission or to make the Registration Statement or the Prospectus comply with such requirements.

          (f) The Company will use its best efforts, in cooperation with the Underwriters, to qualify the Common Securities for offering and sale under the applicable securities laws of such states and other jurisdictions as the Underwriters may designate and to maintain such qualifications in effect for a period of not less than one year from the effective date of the Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Common Securities have been qualified as above provided.

          (g) The Company will make generally available (within the meaning of Rule 158) to its securityholders and the Underwriters as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement of the Company and its subsidiaries (in form complying with the provisions of Rule 158 of the 1933 Act Regulations) covering a period of at least 12 months beginning after the effective date of the Registration Statement but not later than the first day of the Company's fiscal quarter next following such effective date.

          (h) The Company and the Bank will use the net proceeds received by them from the sale of the Common Securities in the mariner specified in the Prospectus under the caption "Use of Proceeds."

          (i) The Company, during the period when the Prospectus is required to be delivered under the 1933 Act, will file promptly all documents required to be filed with the Commission pursuant to Section 13 or 14 of the 1934 Act subsequent to the time the Registration Statement becomes effective.

          (j) For a period of five years after the Closing Time, the Company will furnish to the Underwriters copies of all annual reports, quarterly reports and current reports filed with the Commission on Forms 10K, 10Q and 8-K, or such other similar forms as may be designated by the Commission and such other documents, reports, Proxy Statements and information as shall be furnished by the Company to its stockholders generally.

          (k) The Company will file with the Nasdaq Stock Market all documents and notices required by the Nasdaq Stock Market of companies that have issued securities that are traded on the National Market, in the over-the-counter market and quotations for which are reported by the Nasdaq Stock Market.

          (l) The Company shall pay the legal fees and related filing fees of counsel to the Underwriters to prepare one or more "blue sky" surveys (each, a "Blue Sky Survey") for use in connection with the offering of the Common Securities as contemplated by the Prospectus and a copy of such Blue Sky Survey or surveys shall be delivered to each of the Company and the Underwriters.

          (m) If, at the time the Registration Statement becomes effective, any information shall have been omitted therefrom in reliance upon Rule 430A of the 1933 Act Regulations, then the Company will prepare, and file or transmit for filing with the Commission in accordance with such Rule 430A and Rule 424(b), copies of an amended Prospectus, or, if required by such Rule 430A, a post-effective amendment to the Registration Statement (including an amended Prospectus), containing all information so omitted.

          (n) The Company will, at its expense, subsequent to the issuance of the Common Securities, prepare and distribute to each of the Underwriters and counsel to the Underwriters, copies of the documents used in connection with the issuance of the Common Securities.

          (o) The Company will not, prior to the Option Closing Date or thirty
(30) days after the date of this Agreement, whichever occurs first, incur any material liability or obligation, direct or contingent, or enter into any material transaction, other than in the ordinary course of business, except as contemplated by the Prospectus.

          (p) During a period of thirty (30) days from the date of the Prospectus, the Company will not, without the prior written consent of the Underwriters, directly or indirectly, offer, sell, offer to sell, or otherwise dispose of any Common Securities, or other securities of the Company or any subsidiaries that are substantially similar to the Common Securities, including any guarantee of such securities. The foregoing sentence shall not apply to any of the Common Securities to be sold hereunder.

          Section 4.  Payment of Expenses and Independent Underwriter Fee.

          (a) The Company will pay and bear all costs and expenses incident to the performance of its obligations under this Agreement, including (a) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits), as originally filed and as amended, the preliminary prospectuses and the Prospectus and any amendments or supplements thereto, and the cost of furnishing copies thereof to the Underwriters, (b) the preparation, printing and distribution of this Agreement, the Common Securities and the Blue Sky Survey, (c) the issuance and delivery of the Common Securities to the Underwriters, including any transfer taxes payable upon the sale of the Common Securities to the Underwriters, (d) the fees and disbursements of the Company's counsel and accountants, (e) NASD filing fees, (f) fees and disbursements of counsel to the Company in connection with the Blue Sky Survey (such counsel's fees shall not exceed $10,000 exclusive of out-of-pocket expenses of counsel), (g) the qualification of the Common Securities under the applicable securities laws in accordance with Section 3(f) and any filing fee for review of the offering with the NASD, (h) the legal fees and expenses of the Underwriters' counsel (such counsel's fees shall not exceed $55,000 exclusive of out-of-pocket expenses of counsel) and general out-of-pocket expenses of the Underwriters, and (i) all other costs incident to the performance of the Company' obligations hereunder.

          (b) The Independent Underwriter shall be entitled to the payment of a fee of $10,000 for fulfilling its obligations as Independent Underwriter that shall be payable at the Closing Time, provided that such fee shall be payable out of the commissions due to the Underwriters under the Price Determination Agreement.

          If (i) the Closing Time does not occur on or before June 30, 1998,
(ii) the Company abandons or terminates the Offering, or (iii) this Agreement is terminated by the Underwriters in accordance with the provisions of Section 5 or 9(a), the Company shall reimburse the Underwriters for all their reasonable out-of-pocket expenses, as set forth in this Section 4, including the reasonable fees and disbursements of counsel for the Underwriters.

          Section 5. Conditions of Underwriters' Obligations. The obligations of the Underwriters to purchase and pay for the Common Securities that each has respectively agreed to purchase pursuant to this Agreement are subject to the accuracy of the representations and warranties of the Company contained herein or in certificates of the officers of the Company or any subsidiary delivered pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following further conditions:

          (a) The Registration Statement shall have become effective not later than 5:30 P.M. on the date of this Agreement or, with your consent, at a later time and date not later, however, than 5:30 P.M. on the first business day following the date hereof, or at such later time or on such later date as you may agree to in writing; at the Closing Time, no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act and no proceedings for that purpose shall have been instituted or shall be pending or, to the Underwriters' knowledge or the knowledge of the Company, shall be contemplated by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the satisfaction of counsel for the Underwriters. If the Company has elected to rely upon Rule 430A, a prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A).

          (b) At the Closing Time, you shall have received:

              (i) The favorable opinion, dated as of Closing Time, of Holland & Knight LLP, special counsel for the Company, in form and substance reasonably satisfactory to counsel for the Underwriters, substantially in the form set forth in Exhibit C.

              (ii) The favorable opinion, dated as of Closing Time, of Smith, Mackinnon, Greeley, Bowdoin & Edwards, P.A., counsel for the Underwriters, in form and substance satisfactory to the Underwriters.

          In giving such opinions, such counsel may rely, as to all matters governed by the laws of jurisdictions other then the federal law of the United States, upon opinions of other counsel, who shall be counsel satisfactory to counsel for the Underwriters in which case the opinion shall state that counsel believes that you and your counsel are entitled to so rely. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and the Bank and certificates of public officials.

          (c) At the Closing Time and again at the Option Closing Date, (i) the Registration Statement and the Prospectus, as they may then be amended or supplemented, shall contain all statements that are required to be stated therein under the 1933 Act and the 1933 Act Regulations and in all material respects shall conform to the requirements of the 1933 Act and the 1933 Act Regulations, the Company shall have complied in all material respects with Rule 430A (if it shall have elected to rely thereon) and neither the Registration Statement nor the Prospectus, as they may then be amended or supplemented, shall contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) there shall not have been, since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition (financial or otherwise), earnings, business affairs, assets or business prospects of the Company and its subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, (iii) no action, suit or proceeding at law or in equity shall be pending or, to the knowledge of the Company, threatened against the Company or any subsidiary, that would be required to be set forth in the Prospectus other than as set forth therein and no proceedings shall be pending or, to the knowledge of the Company, threatened against the Company or any subsidiary before or by any federal, state or other commission, board or administrative agency wherein an unfavorable decision, ruling or finding could reasonably be expected to materially adversely affect the condition (financial or otherwise), earnings, business affairs, assets or business prospects of the Company and its subsidiaries, considered as one enterprise, other than as set forth in the Prospectus, (iv) the Company shall have complied, in all material respects, with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time or Option Closing Date, as applicable, (v) the other representations and warranties of the Company set forth in Section l(a) shall be accurate in all material respects as though expressly made at and as of the Closing Time or Option Closing Date, as applicable, and (vi) no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose been initiated or, to the knowledge of the Company, threatened by the Commission. At the Closing Time, the Underwriters shall have received a certificate of the Chairman and of the Chief Financial Officer or Controller of the Company, dated as of the Closing Time, to such effect.

          (d) At the time that this Agreement is executed by the Company, you shall have received from Arthur Andersen LLP a letter dated such date, in form and substance satisfactory to you, confirming that they are independent certified public accountants with respect to the Company within the meaning of the 1933 Act and the published 1933 Act Regulations, and stating in effect that, with respect to the Company:

              (i) in their opinion, the consolidated financial statements as of December 31, 1997 and 1996, and for each of the years in the three year period ended December 31, 1997 and the related financial statement schedules included or incorporated by reference in the Registration Statement and the Prospectus and covered by their opinions included therein comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published 1933 Act Regulations;

              (ii) on the basis of procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 71, interim financial information for the unaudited interim consolidated financial information of the Company for the three-month period ended March 31, 1998 and March 31, 1997, including a reading of the latest available unaudited interim consolidated financial statements for the Company, a reading of the minutes of all meetings of the Board of Directors of the Company and the Bank and of the Audit and Executive Committees of the Board of Directors since January 1, 1998, inquiries of certain officials of the Company and its subsidiaries responsible for financial and accounting matters, and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                    (A) the unaudited interim consolidated financial information included as Recent Developments in the Prospectus are not presented in conformity with generally accepted accounting principles applied on a basis consistent with that of the audited financial statements included in the Prospectus;

                    (B) at a specified date not more than three days prior to the date of this Agreement, there was any increase in the capital stock, long-term debt, Federal Home Loan Bank advances or real estate owned or any decrease in total assets, deposits, loan loss allowance or stockholders' equity of the Company and its consolidated subsidiaries, in each case as compared with amounts shown in the financial statements at December 31, 1997 included in the Registration Statement, except in all cases for increases or decreases that the Registration Statement discloses have occurred or may occur; or

                    (C) for the period from January 1, 1998 to a specified date not more than three days prior to the date of this Agreement, there was any decrease in net interest income, non-interest income or net income or net income per common and common equivalent share, or any increase in the provision for loan losses or non-interest expense in each case as compared with a period of comparable length in the preceding year, except in all cases for increases or decreases that the Registration Statement discloses have occurred or may occur; and

              (iii) in addition to the procedures referred to in clause (ii) above, they have performed other specified procedures, not constituting an audit, with respect to certain amounts, percentages, numerical data and financial information appearing in the Registration Statement (including the Selected Consolidated Financial Data and Recent Developments) having compared such items with, and having found such items to be in agreement with, the financial statements of the Company or general accounting records of the Company, as applicable, which are subject to the Company's internal accounting controls or other data and schedules prepared by the Company from such records; and

              (iv) on the basis of a review of schedules provided to them by the Company, nothing came to their attention that caused them to believe that the pro forma information, set forth in the Prospectus under the heading "Capitalization" and "Pro Forma Financial Data" had not been correctly calculated on the basis described therein.

          (e) At the Closing Time, the Underwriters shall have received from Arthur Andersen LLP a letter, in form and substance satisfactory to the Underwriters and dated as of the Closing Time, to the effect that it reaffirms the statements made in the letter furnished pursuant to Section 5(d), except that the inquiries specified in Section 5(d) shall be made based upon the latest available unaudited interim consolidated financial statements and the specified date referred to shall be a date not more than three days prior to the Closing Time.

          (f) At the Closing Time, counsel for the Underwriters shall have been furnished with all such documents, certificates and opinions as they may request for the purpose of enabling them to pass upon the issuance and sale of the Common Securities as contemplated in this Agreement and the matters referred to in Section 5(c) and in order to evidence the accuracy and completeness of any of the representations, warranties or statements of the Company, the performance of any of the covenants of the Company, or the fulfillment of any of the conditions herein contained; and all proceedings taken by the Company at or prior to the Closing Time in connection with the authorization, issuance and sale of the Common Securities as contemplated in this Agreement shall be satisfactory in form and substance to the Underwriters and to counsel for the Underwriters.

          (g) Between the date of this Agreement and the Closing Time, (i) no downgrading shall have occurred in the rating accorded any securities of the Company or any deposit instruments of the Bank by any "nationally recognized statistical rating organizations" as that term is defined by the Commission for purposes of Rule 436(g) (2) under the 1933 Act and (ii) no such organization shall have given any notice of any intended or potential downgrading or of any surveillance or review, with possible negative implications, of its rating of any of the Company's securities or any deposit instruments of the Bank.

          (h) The Company shall have paid, or made arrangements satisfactory to the Underwriters for the payment of, all such expenses as may be required by
Section 4 hereof.

          (i) In the event the Underwriters exercise their option provided in
Section 2 hereof to purchase all or any portion of the Option Securities, the obligations of the Underwriters to purchase the Option Securities that they have agreed to purchase shall be subject to the accuracy of the representations and warranties of the Company contained herein and of the statements in any certificates furnished by the Company hereunder as of such Option Closing Date (as if made on such date), to the performance by the Company of its obligations hereunder and to the receipt by you on the Option Closing Date of:

                    (1) A certificate, dated the Option Closing Date, of the
              Chairman and of the Chief Financial Officer or Controller of the Company confirming that the certificate delivered on the Closing Time pursuant to Section 5(c) hereof remains true as of the Option Closing Date;

                    (2) The favorable opinion of Holland & Knight LLP, counsel for the Company, addressed to you and dated the Option Closing Date, in form satisfactory to Smith, Mackinnon, Greeley, Bowdoin & Edwards, P.A., counsel to the Underwriters, relating to the Option Securities and otherwise to the same effect as the opinion required by Section 5(b) hereof;

                    (3) The favorable opinion of Smith, Mackinnon, Greeley,
              Bowdoin & Edwards, P.A., dated the Option Closing Date, relating to the Option Shares and otherwise to the same effect as the opinion required by Section 5(b) hereof; and

                    (4) A letter from Arthur Andersen LLP addressed to each of the Underwriters and dated the Option Closing Date, in form and substance satisfactory to the Underwriters and substantially the same in form and substance as the letter furnished to the Underwriters pursuant to Section 5(d) hereof.

          (j) The Common Securities shall have been qualified or registered for sale, or subject to an available exemption from such qualification or registration, under the Blue Sky or securities laws of such jurisdictions as shall have been reasonably specified by the Underwriters and the offering contemplated by this Agreement shall have been cleared by the NASD.

          If any of the conditions specified in this Section 5 shall not have been fulfilled when and as required by this Agreement to be fulfilled, this Agreement may be terminated by the Underwriters on notice to the Company at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other Party, except as provided in Section 4. Notwithstanding any such termination, the provisions of Sections 6, 7, 10, 12 and 13 shall remain in effect.

          Section 6.  Indemnification.

          (a) The Company agrees to indemnify and hold harmless the Underwriters, officers, directors, employees, agents and counsel of the Underwriters (including any Underwriter in its role as Independent Underwriter), and each person, if any, who controls the Underwriters within the meaning of
Section 15 of the 1933 Act or Section 20(a) of the 1934 Act, against any loss, liability, claim, damage, and expense whatsoever (which shall include, but not be limited to, amounts incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim or investigation whatsoever and any and all amounts paid in settlement of any claim or litigation), as and when incurred, arising out of, based upon or in connection with (i) any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, contained in
(A) any Preliminary Prospectus, the Registration Statement, or the Prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto or in any document incorporated by reference therein or required to be delivered with any Preliminary Prospectus or the Prospectus or (B) in any application or other document or communication (collectively called an "application") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Common Securities under the "blue sky" or securities laws thereof or filed with the Commission or any securities exchange; unless such statement or omission or alleged statement or omission was made in reliance upon and in conformity with written information concerning the Underwriters, the Underwriting Agreement or the compensation of the

Underwriters furnished to the Company by or on behalf of the Underwriters expressly for inclusion in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or in any application, as the case may be, or (ii) any breach of any representation, warranty, covenant or agreement of the Company contained in the Underwriting Agreement. For purposes of this section, the term "expense" shall include, but not be limited to, counsel fees and costs, court costs, out-of-pocket costs and compensation for the time spent by the Underwriters' directors, officers, employees and counsel according to his or her normal hourly billing rates. The indemnification provisions shall also extend to all affiliates of the Underwriters, their respective directors, officers, employees, legal counsel, agents and controlling persons within the meaning of the federal securities laws. The foregoing agreement to indemnify shall be in addition to any liability the Company may otherwise have to the Underwriters or the persons entitled to the benefit of these indemnification provisions.

          (b) The Underwriters agree to indemnify and hold harmless the Company, its directors, officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) above, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) or any application in reliance upon and in conformity with written information about the Underwriters, the Underwriting Agreement or the compensation of the Underwriters, furnished to the Company by the Underwriters expressly for use in the Registration Statement (or any amendment thereto) or such Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) or in any application.

          (c) An indemnified party shall give prompt notice to the indemnifying party if any action, suit, proceeding or investigation is commenced in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve the indemnifying party from its obligations to indemnify hereunder, except to the extent that the indemnifying party has been prejudiced in any material respect by such failure. If it so elects within a reasonable time after receipt of such notice, an indemnifying party may assume the defense of such action, including the employment of counsel satisfactory to the indemnified parties and payment of all expenses of the indemnified party in connection with such action. Such indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action or the indemnifying party shall not have promptly employed counsel reasonably satisfactory to such indemnified party or parties or such indemnified party or parties shall have reasonably concluded that there may be one or more legal defenses available to it or them or to other indemnified parties that are different from or additional to those available to one or more of the indemnifying parties, in any of which events such fees and expenses shall be borne by the indemnifying party and the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party or parties. The Company shall be liable for any settlement of any claim against the Underwriters (or their directors, officers, employees, affiliates or controlling persons), made with the Company's written consent, which consent shall not be unreasonably withheld. The Company shall not, without the written consent of the Underwriters, settle or compromise any claim against them based upon circumstances giving rise to an indemnification claim against the Company hereunder unless such settlement or compromise provides that the Underwriters and the other indemnified parties shall be unconditionally and irrevocably released from all liability in respect to such claim.

          (d) In order to provide for just and equitable contribution, if a claim for indemnification pursuant to these indemnification provisions is made but it is found in a final judgment by a court that such indemnification may not be enforced in such case, even though the express provisions hereof provide for indemnification in such case, then the Company, on the one hand, and the Underwriters, on the other hand, shall contribute to the amount paid or payable by such indemnified persons as a result of such loss, liability, claim, damage and expense in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, from the underwriting, and also the relative fault of the Company, on the one hand, and the Underwriters, on the other hand, in connection with the statements, acts or omissions which resulted in such loss, liability claim, damage and expense, and any other relevant equitable considerations shall also be considered. No person found liable for a fraudulent misrepresentation or omission shall be entitled to contribution from any person who is not be found liable for such fraudulent misrepresentation or omission. Notwithstanding the foregoing, the Underwriters shall not be obligated to contribute any amount hereunder that exceeds the amount of the underwriting commission paid by the Company to the Underwriters with respect to the Common Securities purchased by the Underwriters.

          (e) The indemnity and contribution agreements contained herein are in addition to any liability which the Company may otherwise have to the Underwriters.

          (f) Neither termination nor completion of the engagement of the Underwriters nor any investigation made by or on behalf of the Underwriters shall affect the indemnification obligations of the Company or the Underwriters hereunder, which shall remain and continue to be operative and in full force and effect.

          Section 7. Representations, Warranties and Agreements to Survive Delivery. The representations, warranties, indemnities, agreements and other statements of the Company or its officers set forth in or made pursuant to this Agreement will remain operative and in full force and effect regardless of any investigation made by or on behalf of the Company or the Underwriters or any controlling person and will survive delivery of and payment for the Common Securities.

          Section 8. Offering by the Underwriters. The Company is advised by the Underwriters that the Underwriters propose to make a public offering of the Common Securities, on the terms and conditions set forth in the Registration Statement from time to time as and when the Underwriters deem advisable after the Registration Statement becomes effective.

          Section 9. Termination of Agreement.

          (a) You may terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Time (i) if there has been, since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition (financial or otherwise, earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business), or (ii) if there has occurred any outbreak or escalation of existing hostilities or other national or international calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the Underwriters' reasonable judgment, impracticable to market the Common Securities or enforce contracts for the sale of the Common Securities, or (iii) if trading in any securities of the Company has been suspended by the Commission or the National Association of Securities Dealers, Inc., or if trading generally on the New York Stock Exchange or in the over-the-counter market has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by such exchange or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority with appropriate jurisdiction over such matters, or (iv) if a banking moratorium has been declared by either federal or Florida authorities, or (v) if there shall have been such material and substantial change in the market for securities in general or in political, financial or economic conditions as in your reasonable judgment makes it inadvisable to proceed with the Offering, sale and delivery of the Common Securities on the terms contemplated by the Prospectus, or (vi) if you reasonably determine (which determination shall be in good faith) that there has not been satisfactory disclosure of all relevant financial information relating to the Company in the Company's disclosure documents and that the sale of the Common Securities is inadvisable given such disclosures.

          (b) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party, except to the extent provided in Section 4. Notwithstanding any such termination, the provisions of Sections 6, 7, 10, 12 and 13 shall remain in effect.

          Section 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at the Closing Time to purchase the Initial Securities that it or they are obligated to purchase pursuant to this Agreement (the "Defaulted Securities"), you shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms set forth in this Agreement; if, however, you have not completed such arrangements within such 24-hour period, then:

          (a) if the aggregate amount of Defaulted Securities does not exceed 10% of the aggregate amount of Initial Securities, the non-defaulting Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective Initial Securities underwriting obligation proportions bear to the underwriting obligations of all non-defaulting Underwriters; or

          (b) if the aggregate amount of Defaulted Securities exceeds 10% of the aggregate amount of Initial Securities, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

              No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect to its default.

              In the event of any such default that does not result in a termination of this Agreement, either you or the Company shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section 10.

          Section 11. Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed to have been duly given if delivered, mailed or transmitted by any standard form of telecommunication. Notices shall be addressed as follows:

          If to the Underwriters:

                    William R. Hough & Co.
                    100 Second Avenue South, Suite 800
                    St. Petersburg, Florida 33701
                    Attention: Ronald Goff, First Vice President

                              and

                    Ryan, Beck & Co., Inc.
                    80 Main Street
                    West Orange, New Jersey 07052
                    Attention: Bruce Miller, Senior Vice President with a copy to:

                    Smith, Mackinnon, Greeley, Bowdoin & Edwards, P.A. 255 South Orange Avenue, Suite 800
                    Orlando, Florida 32801
                    Attention:  John P. Greeley

          If to the Company or the Company:

                    Republic Bancshares, Inc.
                    111 Second Avenue, N.E.
                    Saint Petersburg, FL 33701
                    Attention: John Sapanski, Chairman, Chief Executive Officer and President

          with a copy to:

                    Holland & Knight LLP
                    2100 Pennsylvania Avenue, N.W.
                    Washington, DC 20037
                    Attention: John A. Buchman

          Section 12. Parties. This Agreement is made solely for the benefit of the Underwriters, and the officers, directors, employees, agents and counsel of the Underwriters specified in Section 6, the Company and, to the extent expressed, any person controlling the Company or the Underwriters, and the directors of the Company, their respective officers who have signed the Registration Statement, and their respective executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser, as such purchaser, from the Underwriters of the Common Securities.

          Section 13. Arbitration. Any claims, controversies, demands, disputes or differences between or among the parties hereto or any persons bound hereby arising out of, or by virtue of, or in connection with, or otherwise relating to this Agreement shall be submitted to and settled by arbitration conducted in Tampa, Florida before one or three arbitrators, each of whom shall be knowledgeable in the field of securities law and investment banking. Such arbitration shall otherwise be conducted in accordance with the rules then obtaining of the American Arbitration Association. The parties hereto agree to share equally the responsibility for all fees of the arbitrators, abide by any decision rendered as final and binding and waive the right to appeal the decision or otherwise submit the dispute to a court of law for a jury or non-jury trial. The parties hereto specifically agree that neither party may appeal or subject the award or decision of any such arbitrator to appeal or review in any court of law or in equity or in any other tribunal, arbitration system or otherwise. Judgment upon any award granted by such arbitrator may be enforced in any court having jurisdiction thereof.

          Section 14. Governing Law and Time. This Agreement shall be governed by the laws of the State of Florida. Specified times of the day refer to New York City time.

          Section 15. Severability. In the event that any provision or any portion of any provision of this Agreement shall be held invalid, illegal or unenforceable under applicable, law the remainder of this Agreement shall remain valid and enforceable.

          Section 16. Counterparts. This Agreement may be executed in one or more counterparts, and when a counterpart has been executed by each party, all such counterparts taken together shall constitute one and the same agreement.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument will become a binding agreement between the Company and the Underwriters in accordance with its terms.

                                   Very truly yours,

                                   REPUBLIC BANCSHARES, INC.

                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:

Confirmed and accepted as of
the date first above written:

WILLIAM R. HOUGH & CO.

By:
   --------------------------
Name:
Title:

RYAN, BECK & CO., INC.

By:
   --------------------------
Name:
Title:

                                   SCHEDULE A

                                  Amount of               Percentage of
                             Initial Securities        Initial Securities
       Underwriter             to be Purchased           to be Purchased
       -----------             ---------------           ---------------
William R. Hough & Co.            _________                    ___%

Ryan, Beck & Co., Inc.            _________                    ___%

       TOTAL                      _________                    ___%

                                                                       EXHIBIT A



                            REPUBLIC BANCSHARES, INC.
                             (a Florida corporation)

                        2,000,000 Shares of Common Stock





                          PRICE DETERMINATION AGREEMENT

                                                           _______________, 1998

William R. Hough & Co.
100 Second Avenue South
St. Petersburg, FL 33701

Ryan, Beck & Co., Inc.
80 Main Street
West Orange, New Jersey 07052

Ladies and Gentlemen:

      Reference is made to the Underwriting Agreement, dated the date hereof (the "Underwriting Agreement"), among Republic Bancshares, Inc. (the "Company") and the Underwriters named above (the "Underwriters"). The Underwriting Agreement provides for the purchase by the Underwriters from the Company, subject to the terms and conditions set forth therein, of 2,000,000 shares of the common stock, par value $2.00 per share (the "Common Stock"), subject to a 300,000 share increase (to cover over-allotments, if any). This Agreement is the Price Determination Agreement referred to in the Underwriting Agreement.

      Pursuant to Section 2 of the Underwriting Agreement, the Company agrees with the Underwriters as follows:

      1.    The public offering price per Common Stock shall be $______.

      2. The purchase price for the Common Stock to be paid by the Underwriters shall be $______ per Common Stock.

      3. The commission per Common Stock to be paid by the Company to the Underwriters for their commitments hereunder shall be $_______ per Common Stock.

      The Company represents and warrants to the Underwriters that the representations and warranties of the Company set forth in Section 1(a) of the Underwriting Agreement are accurate as though expressly made at and as of the date hereof.

      This Agreement shall be governed by the laws of the State of Florida.

      If the foregoing is in accordance with the understanding of the Underwriters of the agreement between the Underwriters and the Company, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts and together with the Underwriting Agreement, shall be a binding agreement between the Underwriters and the Company in accordance with its terms and the terms of the Underwriting Agreement.

                                   Very truly yours,

                                   REPUBLIC BANCSHARES, INC.

                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:

Confirmed and accepted as of
the date first above written:

WILLIAM R. HOUGH & CO.                         RYAN, BECK & CO., INC.

By:                                            By:
   ------------------------------                 ------------------------------
Name:                                          Name:
Title:                                         Title:

                                                                       EXHIBIT B

                        MASTER SELECTED DEALER AGREEMENT


Gentlemen:

      (1) General. We understand that William R. Hough & Co. is entering into this Agreement with us and other firms who may be offered the right to purchase as principal a portion of securities being distributed to the public. The terms and conditions of this Agreement shall be applicable to any public offering of securities ("Securities") pursuant to a registration statement filed under the Securities Act of 1933 (the "Securities Act") wherein William R. Hough & Co. (acting for its own account or for the account of any underwriting or similar group or syndicate) is responsible for managing or otherwise implementing the sale of the Securities to selected dealers ("Selected Dealers") and has informed us that such terms and conditions shall be applicable. Any such offering of Securities to us as a Selected Dealer is hereinafter called an "Offering." In the case of any Offering in which you are acting for the account of any underwriting or similar group or syndicate ("Underwriters"), the terms and conditions of this Agreement shall be for the benefit of, and binding upon, such Underwriters, including, in the case of any Offering in which you are acting with others as representatives of Underwriters, such other representatives. The term "preliminary prospectus" means any preliminary prospectus relating to an Offering of Securities or any preliminary prospectus supplement together with a prospectus relating to an Offering of Securities; the term "Prospectus" means the prospectus, together with the final prospectus supplement, if any, relating to an Offering of Securities, filed pursuant to Rule 424(b) or Rule 424(c) under the Securities Act or any successor or similar rules.

      (2) Conditions of Offering Acceptance and Purchase. Any Offering will be subject to delivery of the Securities and their acceptance by you and any other Underwriters, may be subject to the approval of all legal matters by counsel and the satisfaction of other conditions, and may be made on the basis of reservation of Securities or an allotment against subscription. You will advise us by telegram, telex, facsimile, e-mail, or other form of written communication ("Written Communication") of the particular method and supplementary terms and conditions (including, without limitation, the information as to prices and offering date referred to in Section 3(b)) of any Offering in which we are invited to participate. To the extent such supplementary terms and conditions are inconsistent with any provision herein, such terms and conditions shall supersede any such provision. Unless otherwise indicated in any such Written Communication, acceptances and other communications by us with respect to any Offering should be sent to William R. Hough & Co. You reserve the right to reject any acceptance in whole or in part. Payment for Securities purchased by us is to be made at such office as you may designate, at the public offering price, or, if you shall so advise us, at such price less the concession to dealers or at the price set forth or indicated in a Written Communication, on such date as you shall determine, on one day's prior notice to us, by wire transfer to a William R. Hough & Co. account, against delivery of certificates or other forms evidencing such Securities. If payment is made for Securities purchased by us at the public offering price, the concession to which we shall be entitled will be paid to us upon termination of the provisions of Section 3(b) with respect to such Securities.

      Unless we promptly give you written instructions otherwise, if transactions in the Securities may be settled through the facilities of The Depository Trust Company, delivery of Securities purchased by us will be made through such facilities if we are a member, or if we are not a member, settlement may be made through our ordinary correspondent who is a member.

      (3) Representations, Warranties, and Agreements.

      (a) Prospectuses. You shall provide us with such number of copies of each preliminary, prospectus, the Prospectus and any supplement thereto relating to each Offering as we may reasonably request for the purposes contemplated by the Securities Act and the Securities Exchange Act of 1934 (Exchange Act) and the applicable Rules and regulations of the Securities and Exchange Commission thereunder. We represent that we are familiar with Rule 15c2-8 under the Exchange Act relating to the distribution of preliminary and final prospectuses and agree that we will comply therewith. We agree to keep an accurate record of our distribution (including dates, number of copies, and persons to whom sent) of copies of the Prospectus or any preliminary prospectus (or any amendment or supplement to any thereof), and promptly upon request by you, to bring all subsequent changes to the attention of anyone to whom such material shall have been furnished. We agree to furnish to persons who receive a confirmation of sale a copy of the Prospectus filed pursuant to Rule 424(b) or Rule 424(c) under the Securities Act. We agree that in purchasing Securities in an Offering we will rely upon no statements whatsoever, written or oral, other than the statements in the Prospectus delivered to us by you. We will not be authorized by the issuer or other seller of Securities offered pursuant to a Prospectus or by any Underwriters to give any information or to make any representation not contained in the Prospectus in connection with the sale of such Securities.

      (b) Offer and Sale to the Public. With respect to any Offering of Securities, you will inform us by a Written Communication of the public offering price, the selling concession, the reallowance (if any) to dealers, and the time when we may commence selling Securities to the public. After such public offering has commenced, you may change the public offering price, the selling concession, and the reallowance to dealers. With respect to each Offering of Securities, until the provisions of this Section 3(b) shall be terminated pursuant to Section 4, we agree to offer Securities to the public only at the public offering price, except that if a reallowance is in effect, a reallowance from the public offering price not in excess of such reallowance may be allowed as consideration for services in distribution to dealers who are actually engaged in the investment banking or securities business, who execute the written agreement prescribed by Rule 2740 of the Rules of Conduct of the National Association of Securities Dealers, Inc. (the "NASD") and who are either members in good standing of the NASD or foreign brokers or dealers not eligible for membership in the NASD who represent to us that they will promptly reoffer such Securities at the public offering price and will abide by the conditions with respect to foreign brokers and dealers set forth in Section 3(e).

      (c) Stabilization and Overallotment. You may, with respect to any Offering, be authorized to over-allot in arranging sales to Selected Dealers, to purchase and sell Securities, any other securities of the issuer of the Securities of the same class and series and any other securities of such issuer that you may designate for long or short account, and to stabilize or maintain the market price of the Securities. We agree to advise you from time to time upon request, prior to the termination of the provisions of Section 3(b) with respect to any Offering, of the amount of Securities purchased by us hereunder remaining unsold and we will, upon your request, sell to you, for the accounts of the Underwriters, such amount of Securities as you may designate, at the public offering price thereof less an amount to be determined by you not in excess of the concession to dealers. In the event that prior to the later of (i) the termination of the provisions of Section 3(b) with respect to any Offering, or (ii) the covering by you of any short position created by you in connection with such Offering for your account or the account of one or more Underwriters, you purchase or contract to purchase for the account of any of the Underwriters, in the open market or otherwise, any securities delivered to us, you reserve the right to withhold the above-mentioned concession to dealers on such Securities if sold to us at the public offering price, or if such concession has been allowed to us through our purchase at a net price, we agree to repay such concession upon your demand, plus in each case any taxes on redelivery, commissions, accrued interest, and dividends paid in connection with such purchase or contract to purchase.

      (d) Open Market Transactions. We agree to abide by Regulation M under the Exchange Act and we agree not to bid for, purchase, attempt to purchase, or sell, directly or indirectly, any Securities, any other Reference Securities (as defined in Regulation M) of the issuer, or any other securities of such issuer as you may designate, except as brokers pursuant to unsolicited orders and as otherwise provided in this Agreement. If the Securities are common stock or securities convertible into common stock, we agree not to effect, or attempt to induce others to effect, directly or indirectly, any transactions in or relating to any stock of such issuer, except to the extent permitted by Rule 101 of Regulation M under the Exchange Act.

      (e) NASD. We represent that we are actually engaged in the investment banking or securities business and we are either a member in good standing of the NASD, or, if not such a member, a foreign dealer not eligible for membership. If we are such a member we agree that in making sales of the Securities we will comply with all applicable Rules of the NASD, including, without limitations the NASD's Interpretation with Respect to Free-Riding and Withholding and Rule 2740 of the Conduct Rules. If we are such a foreign dealer, we agree not to offer or sell any Securities in the United States of America except through you and in making sales of Securities outside the United States of America we agree to comply as though we were a member with such Interpretation and Rule 2730, 2740 and 2750 of the Conduct Rules of the NASD and to comply with Rule 2420 of the Conduct Rules of the NASD as it applies to a nonmember broker or dealer in a foreign country.

      (f) Relationship among Underwriters and Selected Dealers. You may buy Securities from or sell Securities to any Underwriter or Selected Dealer and, with your consent, the

Underwriters (if any) and the Selected Dealers may purchase Securities from and sell Securities to each other at the public offering price less all or any part of the concession. We are not authorized to act as agent for you or any Underwriter or the issuer or other seller of any Securities in offering Securities to the public or otherwise. Nothing contained herein or in any Written Communication from you shall constitute the Selected Dealers partners with you or any Underwriter or with one another. Neither you nor any Underwriter shall be under any obligation to us except for obligations assumed hereby or in any Written Communication from you in connection with any Offering. In connection with any Offering, we agree to pay our proportionate share of any claim, demand, or liability asserted against us, and the other Selected Dealers or any of them, or against you or the Underwriters, if any, based on any claim that such Selected Dealers or any of them constitute an association, unincorporated business, or other separate entity, including in each case our proportionate share of any expense incurred in defending against any such claim, demand, or liability.

      (g) Blue Sky Laws. Upon application to you, you will inform us as to the jurisdictions in which you believe the Securities have been qualified for sale or are exempt under the respective securities or "blue sky" laws of such jurisdictions. We understand and agree that compliance with the securities or "blue sky" laws in each jurisdiction in which we shall offer or sell any of the Securities shall be our sole responsibility and that you assume no responsibility or obligations as to the eligibility of the Securities for sale or our right to sell the Securities in any jurisdiction.

      (h) Compliance with Law. We agree that in selling Securities pursuant to any Offering (which agreement shall also be for the benefit of the issuer or other seller of such Securities), we will comply with the applicable provisions of the Securities Act and the Exchange Act, the applicable Rules and regulations of the Securities and Exchange Commission thereunder, the applicable Rules and regulations of the NASD, and the applicable Rules and regulations of any securities exchange having jurisdiction over the Offering. You shall have full authority to take such action as you may deem advisable in respect of all matters pertaining to any Offering. Neither you nor any Underwriter shall be under any liability to us, except for lack of good faith and for obligations expressly assumed by you in this Agreement; provided, however, that nothing in this sentence shall be deemed to relieve you from any liability imposed by the Securities Act.

      (4) Termination Supplements and Amendments. This Agreement may be terminated by either party hereto upon five business days' written notice to the other party; provided that with respect to any Offering for which a Written Communication was sent and accepted prior to such notice, this Agreement as it applies to such Offering shall remain in full force and effect and shall terminate with respect to such Offering in accordance with the last sentence of this Section. This Agreement may be supplemented or amended by you by written notice thereof to us, and any such supplement or amendment to this Agreement shall be effective with respect to any Offering to which this Agreement applies after the date of such supplement or amendment. Each reference to "this Agreement" herein shall, as appropriate, be to this Agreement as so amended and supplemented. The terms and conditions set forth in Sections 3(b) and (d) with regard to any Offering will terminate at the close of business on the thirtieth day after the date of the initial public offering of the Securities to which such Offering relates, but such terms and conditions, upon notice to us, may be terminated by you at any time.

      (5) Successors and Assigns. This Agreement shall be binding on, and inure to the benefit of, the parties hereto and other persons specified or indicated in Section 1, and the respective successors and assigns of each of them.

      (6) Governing Law. This Agreement and the terms and conditions set forth herein with respect to any Offering together with such supplementary terms and conditions with respect to such Offering as may be contained in any Written Communication from you to us in connection therewith shall be governed by, and construed in accordance with, the laws of the State of New York.

      By signing this Agreement we confirm that our subscription to, or our acceptance of any reservation of any Securities pursuant to an Offering shall constitute (i) acceptance of and agreement to the terms and conditions of this Agreement (as supplemented and amended pursuant to Section 4) together with and subject to any supplementary terms and conditions contained in any Written Communication from you in connection with such Offering, all of which shall constitute a binding agreement between us and you, individually, or as representative of any Underwriters, (ii) in confirmation that our representations and warranties set forth in Section 3 are true and correct at that time and (iii) confirmation that our agreements set forth in Sections 2 and 3 have been and will be fully performed by us to the extent and at the times required thereby.

                                   Very truly yours,


                                   _____________________________________________
                                   (Name of Firm)


                                   _____________________________________________
                                   (Authorized Signature)


                                   _____________________________________________
                                   (Title)

Confirmed, as of the date first above written:

WILLIAM R. HOUGH & CO.

By:___________________________________________




                             William F. Hough & Co.
                       100 Second Avenue South, Suite 800
                            St. Petersburg, FL 33701
                                 (813) 895-8830
                              (813) 895-8895 (fax)


                                            Execution Date:_____________________

                                                                       EXHIBIT C

The opinion of special counsel to the Company to be delivered pursuant to
Section 5(b)(i) of the Underwriting Agreement shall be substantially to the effect that:

1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida with requisite corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and is registered as a bank holding company under the Bank Holding Company Act of 1956, as amended. Each of the Company's subsidiaries is duly organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation, with requisite corporate power and authority to own, lease and operate its respective properties and conduct its business as described in the Registration Statement, except where the failure to be in good standing would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs, assets or business prospects of the Company and its subsidiaries, considered as one enterprise. The Bank is a Florida-chartered commercial bank duly organized, validly existing and in good standing under the laws of the State of Florida. The Trust is validly existing in good standing as a business trust under the Delaware Business Trust Act, 12 Del. C. ss.3801 et seq.

2. The Company and each subsidiary are duly qualified to transact business as foreign corporations under the corporation laws of each jurisdiction in which the Company or such subsidiary, as the case may be, owns or leases property of a nature, has an office, or transacts business of a type, that would make such qualification necessary, except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs, assets or business prospects of the Company and its subsidiaries, considered as one enterprise.

3. The deposit accounts of the Bank are insured by either the Savings Association Insurance Fund or the Bank Insurance Fund of the FDIC up to the maximum amount allowable by law and, to such counsel's knowledge, no proceedings for the termination or revocation of such membership or insurance are pending or threatened.

4. All of the issued and outstanding shares of capital stock of each of the Company's subsidiaries have been duly and validly authorized and issued and are fully paid and nonassessable and, to such counsel's knowledge, are owned by the Company or the Bank, as the case may be, free and clear of any security interests, liens, pledges, claims or other encumbrances, except where the failure to own such shares free and clear of any security interests, liens, pledges, claims or other encumbrances would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs, assets or business prospects of the Company and its subsidiaries, considered as one enterprise and except that the Trust Preferred Securities are not owned by the Company or the Bank.

5. The authorized and outstanding capital stock of the Company is as set forth in the Prospectus under the heading "Description of Capital Stock." The issued and outstanding shares of capital stock of the Company immediately prior to the issuance and sale of the Common Securities to be sold by the Company under the Underwriting Agreement have been duly authorized and validly issued, are fully paid and non-assessable, and there are no preemptive, preferential or, except as described in the Prospectus and to our knowledge after investigation, other rights to subscribe for or purchase any shares of capital stock of the Company and, to our knowledge after investigation, no shares of capital stock of the Company have been issued in violation of such rights.

6. The Company has full corporate power and authority to execute, deliver and perform the Underwriting Agreement and to issue, sell and deliver the Common Securities to be sold by it to the Underwriters as provided therein; the Underwriting Agreement has been duly authorized, executed and delivered by the Company and constitutes a legal valid, and binding obligation of each of the Company and is enforceable against the Company in accordance with its terms, except as enforceability of the Underwriting Agreement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by equitable principles limiting the right to specific performance or other equitable relief and except as the obligations of the Company under the indemnification and contribution provisions of Section 6 of the Underwriting Agreement may be limited by laws or unenforceable as against public policy, as to which no opinion is expressed, and an implied covenant of good faith and fair dealing.

7. The certificates for the Common Securities to be delivered under the Underwriting Agreement are in due and proper form and conform to the requirements of applicable law; and when duly countersigned by the Company's transfer agent and delivered to the Underwriters or upon the order of the Underwriters against payment of the agreed consideration therefor in accordance with the provisions of the Underwriting Agreement, the Common Securities to be sold by the Company represented thereby will be duly authorized and validly issued, fully paid and non-assessable, and free of preemptive, preferential or other rights to subscribe for or purchase shares of Common Securities and, upon delivery to the Underwriter or upon the order against payment of the agreed consideration therefor in accordance with the provisions of the Underwriting Agreement, the Underwriter will acquire good and marketable title thereto, free and clear of any lien, claim, security interest, encumbrance, or restriction on transfer.

8. The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in Investment Company Act of 1940, as amended.

9. The description in the Registration Statement and the Prospectus of statutes, laws, regulations, legal and governmental proceedings, and contracts and other legal documents described therein insofar as they purport to describe the provisions of the laws referred to therein, fairly summarize the legal matters described therein, and fairly and correctly present, in all material respects, the information to be included therein by the 1933 Act.

10. The Registration Statement was declared effective under the Securities Act as of the date and time specified in such order, any required filing of the Prospectus or any supplement thereto pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b) and, to such counsel's knowledge and information, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings therefor have been initiated or threatened by the Commission.

11. The Registration Statement (including the Rule 430A Information, if applicable) and the Prospectus and any amendment or supplement thereto (except for the financial statements and other financial and statistical data included therein or omitted therefrom, as to which such counsel need express no opinion), as of their respective effective or issue dates, comply or complied as to form in all material respects to the applicable requirements of the 1933 Act and the 1933 Act Regulations.

12. The documents incorporated by reference in the Prospectus (except for the financial statements and other financial or statistical data included therein or omitted therefrom, as to which such counsel expresses no opinion, and except to the extent that any statement therein is modified or superseded in the Prospectus), as of the dates they were filed with the Commission, complied as to form in all material respects to the applicable requirements of the 1934 Act and the 1934 Act Regulations.

13. Such counsel knows of no legal or governmental proceedings pending to which the Company or any subsidiary is a party or of which any property of the Company or any subsidiary is the subject that are required to be disclosed in the Registration Statement or that would affect the consummation of the transactions contemplated in the Underwriting Agreement, or the Common Securities, and such counsel knows of no such proceedings that are threatened or contemplated by governmental authorities or threatened by others.

14. Such counsel knows of no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described in the Registration Statement or to be filed as exhibits thereto other than those described therein or filed or incorporated by reference as exhibits thereto, and such instruments as are summarized in the Registration Statement are fairly summarized in all material respect

15. No approval, authorization, consent, registration, qualification or other order of any public board or body is required in connection with the execution and delivery of the Underwriting Agreement or the issuance and sale of the Common Securities or the consummation by the Company of the other transactions contemplated by the Underwriting Agreement, except such as have been obtained under the Securities Act and the Exchange Act or such as may be required under the blue sky or securities laws of various states in connection with the offering and sale of the Common Securities.

16. To such counsel's knowledge, the Company and each of its subsidiaries, including the Bank, each has all material licenses, permits and other governmental authorizations currently required for the conduct of its business as presently conducted.

17. The execution and delivery of the Underwriting Agreement, the issue and sale of the Common Securities, the compliance by the Company with the provisions of the Common Securities and the Underwriting Agreement and the consummation of the transactions therein contemplated will not conflict with or constitute a breach of, or default under, the articles of incorporation or by-laws of the Company or any subsidiary or a breach or default under any contract, indenture, mortgage, loan agreement, note, lease or other instrument known to such counsel to which either the Company or any subsidiary is a party or by which any of them or any of their respective properties may be bound except for such breaches as would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs, assets or business prospects of the Company and its subsidiaries considered as one enterprise, nor will such action result in a violation on the part of the Company or any subsidiary of any applicable law or regulation or of any administrative, regulatory or court decree known to such counsel.

18. The Common Securities are registered under the Exchange Act.

19. The Company has full corporate power and authority to enter into the Branch Agreements and to effect the transactions contemplated by the Branch Agreements, and the Branch Agreements have been duly authorized, executed and delivered by the Company and constitute valid, legal and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by equitable principles limiting the right to specific performance or other equitable relief; the execution, delivery and performance of the Branch Agreements and the consummation of the transactions therein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, rule or reputation, any agreement or instrument known to such counsel to which the Company or any subsidiary is a party or by which it is bound or to which any of their respective property is subject, the Company's or any subsidiary's charter or bylaws, or any statute, order or decree known to such counsel of any court or governmental agency or body having jurisdiction over the Company, any subsidiary, or any of their respective properties; and no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the execution, delivery and performance of the Branch Agreements or for the consummation of the transactions contemplated thereby, except such as may be required under the 1933 Act or state securities laws or regulatory approvals contemplated by the Branch Agreements.

20. The Company has full corporate power and authority to enter into the Bank Acquisition Agreement and to effect the transactions contemplated by the Bank Acquisition Agreement, and the Bank Acquisition Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid, legal and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by equitable principles limiting the right to specific performance or other equitable relief; the execution, delivery and performance of the Bank Acquisition Agreement and the consummation of the transactions therein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, rule or reputation, any agreement or instrument known to such counsel to which the Company or any subsidiary is a party or by which it is bound or to which any of their respective property is subject, the Company's or any subsidiary's charter or bylaws, or any statute, order or decree known to such counsel of any court or governmental agency or body having jurisdiction over the Company, any subsidiary, or any of their respective properties; and no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the execution, delivery and performance of the Bank Acquisition Agreement or for the consummation of the transactions contemplated thereby, except such as may be required under the 1933 Act or state securities laws or regulatory approvals contemplated by the Bank Acquisition Agreement.

21. Counsel will supplementally provide a written statement that such counsel has participated in the preparation of the Registration Statement and Prospectus and has reviewed the documents incorporated by reference in the Prospectus and no facts have come to the attention of such counsel to lead it to believe (a) that the Registration Statement (including the Rule 430A Information if applicable) or any amendment thereto (except for the financial statements and other financial or statistical data included therein or omitted therefrom, as to which such counsel need express no opinion), at the time the Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (b) that the Prospectus or any amendment or supplement thereto (except for the financial statements and other financial or statistical data included therein or omitted therefrom as to which such counsel need express no opinion), at the time the Prospectus was issued, or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or (c) that the documents incorporated by reference in the Prospectus (except for the financial statements and other financial or statistical data contained therein or omitted therefrom as to which such counsel expresses no opinion, and except to the extent that any statement therein is modified or superceded in the Prospectus or any subsequently filed document which is incorporated by reference into the Prospectus), as of the dates they were filed with the Commission, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.